SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2000

EQUIFAX INC.
(Exact name of registrant as specified in its charter)

GEORGIA	1-6605	58-0401110
(State or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	Identification No.)

1550 PEACHTREE STREET, N.W.
ATLANTA, GEORGIA 30309
(Address of principal executive offices)

(404) 885-8000
(Registrant's telephone number, including area code)

Item 5.       Other Events

Attached hereto as Exhibit 99 is a press release dated October 2, 2000 (which is incorporated herein by reference) announcing Equifax Inc.'s plan to spin off its payment services related businesses.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

       (c)       Exhibits.  The following document is filed as an exhibit to this Report:

       99      Text of Press Release of Equifax Inc., dated October 2, 2000.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2000

EQUIFAX INC.
(Registrant)

By: /s/ Marietta Edmunds Zakas
Name: Marietta Edmunds Zakas
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
99	Text of Press Release of Equifax Inc., dated October 2, 2000.